EXHIBIT 99.1


                  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
   1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SABANES-OXLEY ACT OF 2002

   In connection with the Annual Report of Newport International Group Inc. ( the Company ) on Form 10K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof ( the " report" ), I Soloman Lam, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, adopted pursuant to
   Section 906 of the Sabanes-Oxley Act of 2002 that to my knowledge:
   (1) The report fully comlies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934; and
   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                              /s/ Soloman Lam
                                              -------------------------------
                                              Chief Executive Officer and
                                              Chief Financial Officer

                                              Date: May 21, 2003